UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2022
Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10355 Science Center Drive, Suite 150
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported:  on January 18, 2022, Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (the “Company”) notified Marcum LLP (“Marcum”) that it would be dismissed as the Company’s independent registered public accounting firm effective after the completion of Marcum’s audit of the Company’s financial statements for the year ended December 31, 2021; and the Audit Committee of the Company’s Board of Directors (the “Board”) approved Marcum’s dismissal on January 18, 2022.   Marcum’s dismissal became effective on April 15, 2022.  All disclosures required by Item 4.01 of Form 8-K with respect to Marcum’s dismissal were previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2022 and no events have occurred since such date that would have required the filing of an amendment to such Form 8-K.

Also as previously reported:  on January 18, 2022, the Company notified Grant Thornton LLP (“Grant Thornton”) that the Audit Committee of the Board had selected Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and related interim periods.

Grant Thornton’s engagement became effective on April 18, 2022.

During the two years ended December 31, 2021 and from December 31, 2021 through the date of filing of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf has consulted Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Marcum with a copy of the disclosure contained in this Item 4.01 prior to filing this Current Report on Form 8-K with the SEC and requested that Marcum furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this Item 4.01 insofar as they relate to Marcum’s audit services and engagement as the Company’s independent registered public accounting firm. Marcum has furnished a letter addressed to the SEC dated April 19, 2022, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Marcum, LLP letter dated April 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: April 19, 2022	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President